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                                                                   Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


To the Board of Directors
   IQ Biometrix, Inc.
   Fremont, California

We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated September 9, 2004 which appears in the Registrants form 10-KSB for the year ended June 30, 2004.



Malone & Bailey, PLLC
www.malone-bailey.com
Houston, Texas


October 11, 2004